UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2013 (September 10, 2013)

ANCESTRY.COM LLC

(Exact name of registrant as specified in its charter)

Delaware	333-189129-16	37-1708583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 West 4800 North, Provo, UT	84604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 705-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 10, 2013, Ancestry.com Inc. (the “Company”) announced that its indirect parent, Ancestry.com Holdings LLC, a Delaware limited liability company (“Parent”), intends to offer $250.0 million aggregate principal amount of senior unsecured notes due 2018 (the “Notes”), subject to market conditions, in a private placement to qualified institutional buyers under Rule 144A and to non-U.S. persons under Regulation S of the Securities Act of 1933, as amended (the “Offering”). In connection with the Offering, Parent disclosed certain information to prospective investors in a preliminary offering memorandum dated September 10, 2013 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, Ancestry.com LLC (the “Registrant”) is furnishing as Exhibits 99.1 and 99.2 the following information: (i) portions of the section of the Preliminary Offering Memorandum entitled “Summary” and (ii) the section of the Preliminary Offering Memorandum entitled “Risk Factors”.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.

Item 8.01. Other Events.

As described in Item 7.01, on September 10, 2013, the Company announced the commencement of the Offering. The Parent intends to use the net proceeds from the sale of the Notes to pay cash dividends on, and/or make other payments in respect of, the Parent’s equity interests. A copy of the press release issued by the Company is attached to this Current Report on Form 8-K as Exhibit 99.3 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Certain portions of the “Summary” section of the Preliminary Offering Memorandum

99.2	“Risk Factors” section of the Preliminary Offering Memorandum

99.3	Press release issued by the Company on September 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM LLC (Registrant)

BY:	/s/ William C. Stern
William C. Stern
General Counsel

Date: September 10, 2013

INDEX OF EXHIBITS

Exhibit Number	Description

99.1	Certain portions of the “Summary” section of the Preliminary Offering Memorandum

99.2	“Risk Factors” section of the Preliminary Offering Memorandum

99.3	Press release issued by the Company on September 10, 2013